                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement             [ ]  Confidential, for Use of the Commission Only
                                                 (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TEAM COMMUNICATIONS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
                                  Common Stock

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

        (3) Filing Party:

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        (4) Date Filed:

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

                        TEAM COMMUNICATIONS GROUP, INC.
                              12300 WILSHIRE BLVD.
                                   SUITE 400
                         LOS ANGELES, CALIFORNIA 90025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 11, 1999

To the Shareholders of Team Communications Group, Inc.:

     You are hereby notified that the annual meeting of shareholders of Team Communications Group, Inc., a California corporation (the "Company") will be held at the Sheraton Miramar, 101 Wilshire Boulevard, Santa Monica, CA 90401, on June 11, 1999, at 10:00 a.m. local time, for the following purposes:

          1. To elect four persons to the Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal;

          2. To obtain shareholder approval of (i) the issuance of up to 2,000,000 shares of Common Stock potentially called for as a consequence of the conversion of an aggregate of $3,000,000 of debentures and (ii) the issuance of shares potentially called for as a consequence of the exercise of warrants to purchase up to 300,000 shares of Common Stock;

          3. To authorize an amendment to the Company's Articles of Incorporation to increase the authorized capital stock from 18,000,000 to 50,000,000;

          4. To approve the Company's 1999 Stock Plan, Deferred Stock and Restricted Stock Plan;

          5. To ratify the appointment of Stonefield Josephson, Inc., as the independent auditors of the Company for the fiscal year ending December 31, 1999; and

          6. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 21, 1999, are entitled to notice of and to vote at the meeting.

     A proxy statement and proxy are enclosed herewith. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

                                          By Order of the Board of Directors

                                          Drew S. Levin
                                          Chairman of the Board of
                                          Directors and Chief Executive Officer

Los Angeles, California
May   , 1999

                          PRELIMINARY PROXY STATEMENT
                            ------------------------

                         TEAM COMMUNICATION GROUP, INC.
                              12300 WILSHIRE BLVD.
                                   SUITE 400
                         LOS ANGELES, CALIFORNIA 90025

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting (the "Annual Meeting") of shareholders of Team Communication Group, Inc. (the "Company"), to be held at the Sheraton Miramar, 101 Wilshire Boulevard, Santa Monica, CA 90401, on June 11, 1999, and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the shareholder by notifying the Company's secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to shareholders beginning on or about May 28, 1999. The principal executive offices of the Company are located at 12300 Wilshire Blvd., Suite 400, Los Angeles, California 90025, telephone (310) 442-3500.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board has fixed the close of business on May 21, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. The holders of a majority of the Common Stock constitute a quorum for those portions of the Annual Meeting where action is required of holders of Common Stock. As of the record date, the number and class of stock outstanding and entitled to vote at the Annual Meeting was 3,483,135 shares of Common Stock and no shares of Preferred Stock. Each share of Common Stock is entitled to one vote on all matters to properly come before the Annual Meeting, except that, as the result of the application of certain provisions of the California Corporations Code, in the election of directors addressed by Proposal No. 1, each shareholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected (four). All such votes may be cast for a single candidate or distributed among any or all the candidates as the shareholder sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of their intention to cumulate their votes. The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. The affirmative vote of a majority of all shares represented and voting at the Meeting is required for approval of all other matters to properly come before the Annual Meeting. The approval of the 1999 Stock Plan, Deferred Stock and Restricted Stock Plan requires the affirmative vote of at least two-thirds of the outstanding shares entitled to vote.

     The Board has appointed The US Stock Transfer Corporation as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of shares of Common Stock represented, in person or by proxy, at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. None of the matters to be voted on at the Meeting will be by ballot unless a shareholder demands election by ballot at the Annual Meeting and before the voting begins.

                         ACTION TO BE TAKEN UNDER PROXY

     All proxies for shareholders in the accompanying form that are properly executed and returned will be voted at the meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the four nominees described herein and for the approval of all the Proposals set forth on the proxy.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     It is intended that the shares represented by the enclosed proxy will be voted, unless votes are withheld in accordance with the instructions contained in the proxy, for the election of the four (4) nominees for director named below. Each director elected will hold office until the next annual election of directors or until a successor is elected and qualified. In the event that any nominee for director should become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event such shares will be voted for such substitute nominees.

     Every shareholder voting for the election of directors may cumulate his or her votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected
(four) multiplied by the number of his or her shares, or may distribute his or her votes among as many candidates so nominated as he or she chooses; no shareholder, however, may cumulate votes for any candidate unless the candidate has been nominated prior to the voting and at least one shareholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The persons named in the accompanying proxy may also cumulate votes in favor of one or more of the nominees as they in their discretion determine. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Each of the four nominees listed below has agreed to serve as a director of the Company if so elected.

NOMINEES

        NAME           AGE                             POSITION
        ----           ---                             --------
Drew S. Levin........  45    Chairman of the Board, Chief Executive Officer and Director
Jonathan D.            43    President, Chief Operating Officer and Director
  Shapiro............
W. Russell Barry.....  63    Director(1)(2)
Michael Jay            61    Director(1)(2)
  Solomon............

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

     The following information with respect to the principal occupation or employment of each nominee and incumbent Director, the name and principal business of the corporation or other organization in which such occupation or employment is carried on, and other affiliations and business experience during the past five years, has been furnished to the Company by the respective nominees and incumbent Directors. This information includes a description of each person's service, if any, with the Company.

     DREW S. LEVIN has been our President, Chief Executive Officer and Chairman of the Board since we were formed in 1995. With the hiring of Mr. Shapiro, Mr. Levin relinquished the title of President. From 1987 through 1994, Mr. Levin was President of DSL Productions, Inc. ("DSP"), a privately held company that was sold to The Producer's Entertainment Group, Inc. ("TPEG") in 1994. Through February 1995, he continued to act as president of DSP, which operated as a subsidiary of TPEG. Mr. Levin has produced and co-produced hundreds of hours of programming, including "Future Quest," for which Mr. Levin received an Emmy Award, "Hollywood Stuntmakers," "FX Masters" and "Forces Beyond" for the Discovery Network. Mr. Levin has extensive experience in international co-productions, including co-producing a domestic and international version of "Top of the Pops" with the British Broadcasting Company for the CBS television network and the Montreal Rock Festival for the Showtime Network.

     JONATHAN D. (JODY) SHAPIRO has been President, Chief Operating Officer and a Director since January 1, 1999. Before joining the Company, Mr. Shapiro was employed at Harmony Holdings Inc., where he was an Executive Vice President, as well as President of Harmony Entertainment, Inc., from 1998 to 1999. During 1997, Mr. Shapiro was an independent consultant. From 1993 to December 1996, he was President and Chief Executive Officer of CST Entertainment, Inc., where he executive produced the award winning made for television movie "Wyatt Earp: Return to Tombstone", as well as other series. From 1990 to 1993, Mr. Shapiro was President of RHI Television Sales (formerly New Line Television Distribution). From 1986 to 1990, he was at Qintex Entertainment, Inc., where he served as both Executive Vice President of Qintex Telecommunications Group and President of Hal Roach Studios Syndication, Inc. Mr. Shapiro began his career at Telepictures Corporation, attaining the position of Senior Vice President of Domestic Television.

     MICHAEL JAY SOLOMON has been a member of the Board of Directors since August, 1998. Mr. Solomon has over 41 years experience in the entertainment business. In 1978, Mr. Solomon founded Telepictures Corp., serving as its Chairman of the Board and Chief Executive Officer. In 1985, Telepictures Corp. merged with Lorimar Inc., with Mr. Solomon being appointed as the combined companies' President. From 1989 to April 1994, Mr. Solomon was President of Warner Bros. International Television, heading up that company's sales and marketing to television, cable and satellite companies outside of the United States. For the past four years, Mr. Solomon has been Chairman and Chief Executive Officer of Solomon Broadcasting International, a television communications company which he formed in April 1994. In 1997, Mr. Solomon became the U.S. representative of Telefonica, Spain, in its new digital Pay TV, Pay-Per-View and Basic Cable Television System -- Via Digital. Mr. Solomon serves on the Boards of Directors of the International Council of the National Academy of Television Arts and Sciences and the New York University Stern School of Business.

     W. RUSSELL BARRY has been a member of the Board of Directors since March 16, 1999. Mr. Barry has more than thirty years experience as a senior management executive in broadcasting, television production, and worldwide distribution. From 1961 to 1976, Mr. Barry worked for CBS and held various sales and management positions including Vice President and General Manager of KNXT (CBS owned station in Los Angeles). In 1976, he joined 20th Century Fox as Vice President Network Sales and subsequently became President of 20th Century Fox Television. Recruited in 1981 by Playboy Enterprises as President of their production company, he negotiated a joint venture with Cablevision and launched the Playboy Channel. From 1983 to 1986, he was President of Taft Entertainment Television. In 1986, he was named President, and then in June of 1995, Chairman of Turner Program Services, the television distribution company for Turner Broadcasting. During those twelve years, his responsibilities included the worldwide marketing and sales of CNN, the MGM library, Hanna Barbera and other Turner programing. Currently, he is a partner in Bandit Films and provides consulting services for several companies.

BOARD MEETINGS

     The Board of Directors held 6 formal meetings during the fiscal year ending December 31, 1998. All Directors attended or participated in at least 75% of the aggregate of the total number of meetings of the Board of Directors.

AUDIT COMMITTEE

     The Audit Committee did not meet during the fiscal year ending December 31, 1998.

COMPENSATION COMMITTEE

     The Compensation Committee did not meet during the fiscal year ending December 31, 1998.

     The Company does not have a nominating committee.

MANAGEMENT

     The following table sets forth certain information with respect to the directors and executive officers of the Company.

        NAME           AGE                             POSITION
        ----           ---                             --------
Drew S. Levin........  45    Chairman of the Board, Chief Executive Officer and Director
Jonathan D.            43    President, Chief Operating Officer and Director
  Shapiro............
Eric Elias...........  43    Senior Vice President, Business and Legal Affairs
Timothy A. Hill......  32    Senior Vice President, Chief Financial Officer, Secretary
Declan O'Brien.......  33    Senior Vice President, Development
W. Russell Barry.....  63    Director
Michael Jay            61    Director
  Solomon............

     The current officers and directors serve until the next annual meeting or until their respective successors are elected and qualified. All officers serve at the discretion of the Board of Directors. Certain information regarding the backgrounds of each of the officers and directors is set forth below.

     Eric Elias has served in the capacity as Senior Vice President, Business and Legal Affairs since our formation in 1995. Mr. Elias has previously served as corporate counsel and general manager for a retail and wholesale leisure electronics firm and, for the past twelve years, has been in general private practice of law, providing business and legal affairs services for television production entities similar to the Company.

     Timothy A. Hill has been Senior Vice President, Chief Financial Officer and Secretary since August 18, 1998. Prior to joining the Company, Mr. Hill served as Controller for Spelling Films, Inc. From 1994 to 1996, Mr. Hill was a Manager for Price Waterhouse LLP, where he worked with entertainment, media and communications clients. From 1989 to 1994, he was Manager with Arthur Andersen LLP. Mr. Hill is a certified public accountant. He received a Bachelor's of Science Degree in Accounting from Pepperdine University. Mr. Hill is a member of the American Film Market Association, where he serves as Chairman of the Finance Committee.

     Declan O'Brien has been Senior Vice President, Development since April 13, 1998. For the past 5 years, Mr. O'Brien has worked for several television and motion picture companies located at The Walt Disney Company Studios. From 1996 to 1998, Mr. O'Brien served as Director of Development at Goldenring Productions. Prior to 1996, he was involved in production at Touchstone Pictures. Mr. O'Brien holds a Bachelor of Arts degree from California State University, Pomona, where he was graduated with honors.

     Drew S. Levin. See "Election of Directors -- Nominees."

     Jonathan D. Shapiro. See "Election of Directors -- Nominees."

     Michael Jay Solomon. See "Election of Directors -- Nominees."

     W. Russell Barry. See "Election of Directors -- Nominees."

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     In January 1997, CST Entertainment, Inc., a publicly held company primarily involved in the colorization of old "black and white" film material, filed for federal bankruptcy protection in the Southern District of California. From 1993 to December 1996, Mr. Shapiro, our current President, Chief Operating Officer and a director, was president, chief executive officer and a director of CST Entertainment, Inc.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 furnished to us since our initial public offering in July 1998, 1 current director, Michael Joy Solomon, 1 prior director, Seth Willenson, and 1 officer, Timothy A. Hill, inadvertently filed their Forms 3s late. All Form 3s have now been filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 30, 1999, certain information regarding the ownership of Common Stock by: (i) each person who is known by us to own of record or beneficially more than 5% of the outstanding Common Stock;
(ii) each of our directors; and (iii) each named executive officer; and (iv) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                              AGGREGATE NUMBER     PERCENT OF
                                                            OF SHARES BENEFICIAL     SHARES
                   NAME AND ADDRESS(1)                            OWNED(2)         OUTSTANDING
                   -------------------                      --------------------   -----------
Drew S. Levin(3)..........................................        684,123             21.3%
Joe Cayre(4)..............................................        263,617              8.3%
Michael Jay Solomon(5)....................................         50,000                *%
W. Russell Barry(6).......................................         30,000                *%
Jonathan D. Shapiro(7)....................................         22,500                *%
All officers and directors as a group (8 persons).........        799,123             24.2%

---------------
 *  Less than 1%

(1) Address is c/o Team Communications Group, Inc., 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025.

(2) Gives effect to the anti-dilution provisions of the sale of 2.5% of the Company's Common Stock from Mr. Drew Levin to Mr. Morris Wolfson, Mr. Abraham Wolfson, Mr. Aaron Wolfson and Wedmore Corporation N.V. and the conversion of the Conversion Note computed on a fully diluted basis.

(3) Includes 249,488 shares which Mr. Joseph Cayre has agreed to transfer to Mr. Levin pursuant to Mr. Levin's arrangements with Mr. Cayre. Mr. Levin has pledged his shares and his options to Mr. Cayre pursuant to Mr. Cayre's loan transaction with the Company. Includes options to acquire 85,000 shares of Common Stock at an exercise price of $1.00 per share which the Company granted to Mr. Levin concurrently with the execution of his Employment Agreement.

(4) Includes options to purchase 48,743 shares of the Company's Common Stock at an exercise price of $0.43 per share.

(5) Includes a warrant to purchase 30,000 shares of Common Stock at an exercise price $2.50 per share.

(6) Includes a warrant to purchase 30,000 shares of Common Stock at an exercise price $2.50 per share.

(7) Pursuant to Mr. Shapiro's employment agreement, he has been granted options to purchase 90,000 shares of the Company's Common Stock at an exercise price of $1.65 per share, of which 22,500 shares are exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SHORT TERM BORROWINGS BY MR. LEVIN; TRANSACTIONS WITH JOSEPH CAYRE; TRANSACTIONS WITH ERIC ELIAS

     SHORT TERM BORROWINGS BY MR. LEVIN. The Company had due from officer balances of $145,400, $195,500 and $11,300 at December 31, 1998, December 31,
1997 and December 31, 1996, respectively, representing short-term interest free loans made by the Company to Mr. Levin, less producer's fees earned for services on a Company production. At December 31, 1998, December 31, 1997 and December 31, 1996, the amount of such loans owed by Mr. Levin to the Company (which also represents the highest amount borrowed during such periods) was $145,400, $195,500 and $11,300, respectively. As of March 31, 1999, the amount of such loans is $170,400, with a majority of the disinterested members of the Board of Directors having approved the additional $25,000 loan. Such amount is net of amounts owed to Mr. Levin for accrued producer fees and bonus effective April 1, 1998. Borrowings by any officer of the Company require the approval of a majority of the disinterested members of the Board. There is no interest being charged on the amount Mr. Levin owes the Company and there is no interest accruing on the producer fees previously owed by the Company to Mr. Levin.

     In connection with the Company's facilities, Mr. Levin has personally guaranteed the obligations under the Company's lease through May 1999.

     TRANSACTIONS WITH JOSEPH CAYRE. As of the date hereof, the Company was indebted to Joseph Cayre, one of its original shareholders, in respect of a loan made in April 1995 in the amount of $500,000 and interest on this loan currently accrues at the prime rate established by Republic National Bank, New York, New York, plus 2% per year. Mr. Cayre has waived the interest that accrued on this loan prior to March 31, 1998. Mr. Cayre's loan is currently secured by Mr. Levin's shares and all of the assets of the Company.

     Mr. Cayre and Mr. Levin agreed that as of the closing of the Company's initial public offering, Mr. Cayre would receive payment of $250,000 in respect of the amounts owed to him, and the remaining debt of $500,000 would be extended until August 31,1999. Subject to the foregoing, Mr. Levin and Mr. Cayre also agreed to restructure Mr. Cayre's investment in the Company. Mr. Cayre agreed that upon the closing of the Company's initial public offering, Mr. Cayre's interest in the Company would be reduced to 214,874 shares of the Company's Common Stock by transferring to Mr. Levin 195,774 shares of the Company's Common Stock held by Mr. Cayre. Mr. Cayre entered into a consulting agreement with the Company pursuant to which he was paid $260,000 for his consulting services to the Company through September 30, 1998. In February 1996, in connection with a prior restructuring of this indebtedness, Mr. Cayre received options to purchase 48,743 shares of Common Stock at a price of $.43 per share, which options are exercisable at the time of the Company's initial public offering.

     TRANSACTIONS WITH ERIC ELIAS. Mr. Elias, who serves as Senior Vice President, Business and Legal Affairs, is paid through his private law firm. In 1997 Mr. Elias received approximately $125,000, including expense reimbursements, for such legal services. In 1998, Mr. Elias received approximately $170,000, including expense reimbursements, for such legal services. On June 30, 1997, Mr. Elias was granted an option to purchase 12,500 shares of the Company's Common Stock at the Company's initial public offering price of $5.50 per share.

     The Company believes that the foregoing transactions were on terms no less favorable to the Company than those available from unaffiliated parties. It is the Company's current policy that all transactions with officers, directors, 5% shareholders and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested independent directors, and on terms no less favorable to the Company than could be obtained from unaffiliated parties and are reasonably expected to benefit the Company.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996, 1997 and 1998 by the Company's Chief Executive Officer (the "Named Executive Officer"):

                           SUMMARY COMPENSATION TABLE

                                                                               STOCK     ALL OTHER
        NAME AND PRINCIPAL POSITION(1)          YEAR    SALARY     BONUS      OPTIONS   COMPENSATION
        ------------------------------          ----   --------   --------    -------   ------------
Drew S. Levin(5)..............................  1998   $220,000   $145,000
  Chairman of the Board                         1997   $220,000   $145,000
  and Chief Executive Officer                   1996   $350,000   $ 45,000(2)   (3)      $13,400(4)

---------------
(1) Other than salary described herein, the Company did not pay the Named Executive Officer any compensation, including incidental personal benefits in excess of 10% of the Named Executive Officer's salary.

(2) For the fiscal year ended December 31, 1996, Mr. Levin was entitled, pursuant to the terms of his prior agreement, to a bonus equal to certain producer's fees relating to the series "Amazing Tails." During such period Mr. Levin received $45,000 and, pursuant to the terms of his new employment agreement (which became effective upon the closing of the public offering in August 1998), has agreed to apply the balance of such accrued but unpaid bonus ($175,000) to repay certain loans made to him by the Company. This amount ($175,000) was reflected in Mr. Levin's compensation for fiscal 1998. Mr. Levin will no longer receive production bonuses. The loan balance is $147,241 as of the date hereof. Such amount is net of amounts owed to Mr. Levin for accrued producer fees and the bonus effective April 1, 1998. See "Certain Relationships and Related Transactions."

(3) Pursuant to the terms of Mr. Levin's restated employment agreement, Mr. Levin was granted options to acquire 85,000 shares of the Company's Common Stock at $1.00 per share, exercisable upon the Company's initial public offering. These options are fully vested.

(4) Mr. Levin was entitled to receive a car allowance of $1,250 per month for 8 months and $850 per month for 4 months.

(5) For the fiscal year ending December 31, 1998, the Company has granted Mr. Levin a bonus, effective as of April 1, 1998, of $70,000 in respect of his services for 1997. This amount is in addition to his agreed upon contractual compensation. In addition, Mr. Levin received a bonus of $30,000 pursuant to the terms of his employment agreement for the fiscal year ended December 31, 1998.

                           COMPENSATION OF DIRECTORS

     Under the 1996 Directors Plan, directors who were not employees received annual option grants to purchase 2,500 shares of Common Stock. The option price per share of Common Stock purchasable upon exercise of such stock options was 100% of the fair market value on the date of grant. Such options shall be exercisable immediately on the date of grant by payment in full of the purchase price in cash.

     In October 1998, we agreed to seek amendments to the 1996 Directors Plan, and otherwise restate such plan, so that directors would each be granted 30,000 options at the then effective exercise price of $2.50 per share. The 1999 Stock Option Plan, Deferred Stock and Restricted Stock Plan (the "1999 Stock Plan") is being submitted to shareholders as part of this proxy statement. In anticipation of its passage, we issued options in the amount of 30,000 shares each to Mr. Solomon and Mr. Barry, at the effective exercise price of $2.50 per share. The issuance of such warrants, however, is subject to approval of the 1999 Stock Plan.

              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT,
                        AND CHANGE IN CONTROL AGREEMENTS

     DREW LEVIN. We have entered into an employment agreement with Mr. Levin (the "Levin Agreement") providing for his services as President and Chief Executive Officer effective January 1, 1997 through December 31, 2001. With the hiring of Mr. Shapiro, Mr. Levin relinquished the title of President. Pursuant to the Levin Agreement, Mr. Levin will receive a salary of $220,000, plus $145,000 per annum as an advance against a pro-rata portion of producer's fees earned by Mr. Levin (the "Annual Salary"). Producer's fees in excess of $145,000 will be retained by us. Mr. Levin has agreed that any producer's fees relating to Company produced programming shall be allocated to us. Pursuant to the Levin Agreement, Mr. Levin will receive: (i) from 5% to 7.5% of our pre-tax profit beginning in 1997 pursuant to a formula based on specified earnings levels; and
(ii) options to acquire an aggregate of 85,000 shares of our Common Stock at a per share exercise price equal to the initial public offering price, which options shall be deemed fully vested. The Levin Agreement also provides that certain unpaid bonus compensation owing to Mr. Levin will be applied to his loan from the Company.

     The Levin Agreement also provides that if Mr. Levin dies or becomes unable to perform his duties, functions and responsibilities for a period of 3 consecutive months or shorter periods aggregating 4 months within any 12 month period, the Company may terminate Mr. Levin, in which case Mr. Levin or his beneficiary shall be entitled to receive all of Mr. Levin's base salary, accrued share of bonus for that fiscal year and thereafter for an additional one year period. If the Company were to terminate Mr. Levin without cause, Mr. Levin would be entitled to receive (i) a lump sum payment equal to the Annual Salary, as well as unpaid vacation pay, unreimbursed business expenses and any other monies payable to Mr. Levin under any employee benefit plan; (ii) the right to obtain a transfer of any life insurance policy existing for the benefit of Mr. Levin; and (iii) one half of the balance of the Annual Salary payable through the end of then current term, as due and scheduled under the Levin Agreement as if Mr. Levin had not been terminated, with a minimum payable of 1 year's Annual Salary and a maximum payable of 2 years' Annual Salary.

     JONATHAN D. (JODY) SHAPIRO. We have entered into an employment agreement with Mr. Shapiro (the "Shapiro Agreement") providing for his services as President and Chief Operating Officer, effective as of November 22, 1998. As part of the Shapiro Agreement, the Company's management agreed to use its best efforts to elect Mr. Shapiro as a Director of the Company. The term of the Shapiro Agreement commenced January 1, 1999 and continues until December 31, 1999. If during such period Mr. Shapiro is successful in helping the Company to raise a minimum of $3,000,000 in debt or equity financing, the Shapiro Agreement will be extended for an additional 2 years. Mr. Shapiro is to be paid a base salary of $220,000 per year, plus a bonus to be determined by the Compensation Committee of the Board of Directors based upon his performance. In addition, applied against such bonus will be 2% of the gross dollars raised through Mr. Shapiro's efforts and 1% of the Company's post tax profits. Mr. Shapiro's bonus, which shall be paid on a quarterly basis, shall be a minimum of $25,000 for the first year. The minimum bonus shall increase to $30,000 for the second year and $40,000 for the third year. Mr. Shapiro will be granted 90,000 stock options at an exercise price of $1.65 per share, such options to vest ratably over the first 2 years of his employment.

     TIMOTHY A. HILL. We have entered into an employment agreement with Timothy
A. Hill (the "Hill Agreement") providing for his services as Senior Vice President/Chief Financial Officer effective August 18, 1998. The term of the Hill Agreement is for 1 year with the Company having an option to extend it for 1 additional year. Mr. Hill is to be paid a salary of $115,000 per year, plus a minimum annual bonus of $10,000. Mr. Hill is to be granted 10,000 stock options per year of service at the exercise price equal to of price of the Company's Common Stock on the grant date, to vest at the end of each year of service.

                                PROPOSAL NO. 2:

                          APPROVAL OF SHARE ISSUANCES

$3,000,000 OF 8% CONVERTIBLE DEBENTURES AND WARRANTS TO PURCHASE 300,000 SHARES OF COMMON STOCK

     On January 28, 1999, the Company entered into a Securities Purchase Agreement (the "Original Securities Purchase Agreement") with Austinvest Anstalt Balzers, Esquire Trade & Finance Inc., Amro International, S.A. and Nesher Inc. (collectively, the "Original Purchasers") pursuant to which the Company agreed to sell up to and issue to the Original Purchasers, and the Original Purchasers agreed to purchase from the Company, an aggregate principal amount of up to $2,000,000 of 8% Convertible Debentures (the "Debentures") and Warrants (the "Warrants") to purchase up to 200,000 shares of Common Stock. The sale is to take place in up to four separate purchases, the first of which (the "Initial Closing") occurred on January 28, 1999 (the "Initial Closing Date"). On the Initial Closing Date the Company sold, for an aggregate purchase price of $850,000, $850,000 principal amount of Debentures and 85,000 Warrants. On March 19, 1999, the Company entered into a Securities Purchase Agreement, dated as of February 23, 1999 (the "VMR Securities Purchase Agreement") with VMR Luxembourg,
S. A., Chateau Woltz, 34 Rue Neuve, Remich, L5560 Luxembourg ("VMR"), pursuant to which the Company agreed to sell up to and issue to VMR, and VMR has agreed to purchase from the Company, an aggregate principal amount of up to $1,000,000 of the Debentures and Warrants to purchase up to 100,000 shares of Common Stock. The sale (referred to herein as the "VMR Sale") has taken place in two separate sales, the first of which (the "Initial VMR Closing") occurred on March 16, 1999. On that date the Company sold, for an aggregate purchase price of $500,000, $500,000 principal amount of Debentures and 50,000 Warrants. On March 31, 1999, an additional $500,000 principal amount of Debentures and 50,000 Warrants were sold (the "Second VMR Closing"). VMR has indicated it intends to convert its debentures into Common Stock.

     The terms of the Debentures and Warrants from both transactions are substantially similar. The Original Purchasers have consented to this sale to VMR, and have agreed to increase the overall size of that offering to $3,000,000. The Original Purchasers have agreed that the registration of the underlying securities must now be completed by May 31, 1999, and that a special meeting of shareholders, if necessary, must be held by April 30, 1999.

     All of the Debentures are convertible into shares of Common Stock at the option of the holder at any time after their original purchase. The conversion price for each Debenture in effect on any conversion date will be the lesser of
(A) an amount equal to 90% of the average per share market value for five consecutive trading days immediately prior to the Initial Closing Date or (B) an amount equal to 85% of the per share market value for the trading day having the lowest per share market value during the five trading days prior to the conversion date. Purchasers effect conversions by surrendering the Debentures to be converted to the Company, together with the form of conversion notice attached thereto. If not otherwise converted, the Debentures mature three years from their original issue date. The Warrants are exercisable at an exercise price equal to 110% of the per share market value as of the last trading day prior to the date of the issuance of the Warrants. This price, which is subject to adjustment in the event of certain dilutive events, was $1.96 as of the Initial Closing Date and the Initial VMR Closing and $2.56 as of the Second VMR Closing. The Warrants expire three years after their date of issuance.

     Pursuant to the terms of the Original Securities Purchase Agreement and the VMR Securities Purchase Agreement (collectively, the "Purchase Agreements"), and the related registration rights agreements, the Company is obligated to file a registration statement with respect to the shares issuable upon conversion of the Debentures and the shares issuable upon exercise of the Warrants within 75 days of the Initial Closing Date. Beginning on the date on which the initial registration statement (the "Registration Statements") is filed with the Securities and Exchange Commission (the "Commission"), the Company has the right to deliver a written notice to the Original Purchasers requiring the Original Purchasers to purchase an additional $350,000 aggregate principal amount of Debentures and Warrants to purchase an additional 35,000 shares of Common Stock for an aggregate purchase price of $350,000.

     Subject to the terms and conditions set forth in Section 4.2 of the Original Securities Purchase Agreement, and elsewhere in the Original Securities Purchase Agreement and beginning on the date that the Registration Statement is declared effective by the Commission, the Company has the right to request that the Original Purchasers purchase an additional $400,000 aggregate principal amount of Debentures and Warrants to purchase an additional 40,000 shares of Common Stock for an aggregate purchase price of $400,000.

     Finally, from the 75th day after through the 180th day after the date on which the Registration Statement has been declared effective by the Commission, the Company has the right to deliver a written notice to the Original Purchasers requiring the Original Purchasers to purchase up to an additional $400,000 aggregate principal amount of Debentures and Warrants to purchase an additional 40,000 shares of Common Stock for an aggregate purchase price of $400,000.

     The Company has retained the right to redeem the Debentures at a price equal to 115% of the principal amount thereof. Under the Original Securities Purchase Agreement, the Company may only redeem the Debentures if the price of the Company's Common Stock trades at a price of $1.50 or less per share for a specified period of trading. All of the purchasers have agreed, subject to certain limitations, that they will not engage in any "short sales" of the Company's Common Stock.

     The sales of the Debentures and the Warrants were made pursuant to non-public transactions with existing security holders or service providers, and were exempt from registration under Section 4(2) of the Securities Act of 1933.

USE OF PROCEEDS OF DEBENTURE SALES

     Of the $1,850,000 in Debentures sold by the Company to date, the net amount to the Company was $1,631,000. The Company used, or intends to use, such proceeds as follows:

$500,000 for production and development
$500,000 for repayment of debt
$631,000 for general corporate expenses

     If the Company sells the remaining $1,150,000 in Debentures, the net proceeds to the Company would be approximately $1,035,000. The Company anticipates that it would use such proceeds as follows:

$500,000 for production and development
$250,000 for repayment of debt
$285,000 for general corporate expenses

REQUIREMENT FOR SHAREHOLDER APPROVAL OF SHARES OF COMMON STOCK UNDERLYING THE WARRANTS

     Without shareholder approval, the Company is not permitted to issue securities representing more than 20% of its outstanding shares of Common Stock at a price below market value or book value pursuant to applicable NASDAQ rules.

     The Company is, pursuant to this Proxy Statement, seeking shareholder approval ("Shareholder Approval") at the Annual Meeting for the issuance by the Company of all the shares of Common Stock potentially called for as a consequence of the (i) conversion of the Debentures into Common Stock and (ii) the issuance of the shares underlying the Warrants (collectively, the "Share Issuance"), in each case into shares of Common Stock at a price less than the greater of the book or market value on the Original Issue Date (as such term is defined in the Debentures) as and to the extent required pursuant to Rule 4460(i) of The Nasdaq Stock Market, Inc.'s Marketplace Rules (or any successor or replacement provision thereof). If on the conversion date applicable to any conversion, (A) the Common Stock is then listed for trading on the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or The Nasdaq Small Cap Market, (B) the conversion price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion of all the outstanding Debentures, together with any shares of Common Stock previously issued upon conversion of Debentures, would equal or exceed 20% of the number of shares of Common Stock outstanding on the Original Issue Date, and (C) the Company has not previously obtained Shareholder Approval, the Company may be subject to financial penalties, as well as being required to issue additional shares of Common Stock. Similar penalties apply in the event that the Company does not file the registration statement by April 14, 1999 and if the registration statement is not declared effective by June 4, 1999.

EFFECT OF THE SHARE ISSUANCES

     The principal effect of shareholders approving the Share Issuances is that there potentially could be an additional 981,125 shares of the Company's Common Stock issued and outstanding. If all of the shares of the Share Issuances are issued, they will dilute the existing shareholders of the Company's Common Stock by approximately 31%. In addition, as the holders of the Debentures and the Warrants also have registration rights with respect to such shares, if, after shares are registered under the Securities Act of 1933 and the Securities Exchange Act of 1934, the Debenture and Warrants holders were to sell their shares, those sales would most likely could cause the price of the Company's Common Stock to decrease. The Share Issuances will also have a material impact on the Company's earnings per share figure for the fiscal year ending December 31, 1999.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of at least a majority of the shares of Common Stock represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                PROPOSAL NO. 3:

  AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
           INCREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK

     The proposed amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our capital stock, is for the purpose of making additional shares of capital stock available for use in connection with contemplated and future financing transactions, such as those described in Proposal No. 2, in connection with our ongoing acquisition efforts, which could entail the issuance of Common Stock or Preferred Stock as a substitution for other forms of consideration such as cash or promissory notes, as well as for issuance under the 1999 Stock Plan, if approved by the shareholders. A copy of the Amendment to our Amended and Restated Articles of Incorporation is attached as Exhibit A to this proxy statement.

     Our authorized capital stock consists of 18,000,000 shares of Common Stock, no par value per share, of which 3,483,135 shares were outstanding as April 31, 1999, and 2,000,000 shares of Preferred Stock, none of which is outstanding. Each shareholder is entitled to one vote for each share of Common Stock owned of record on all matters to be voted on by shareholders. The holders of Common Stock are entitled, upon liquidation or dissolution of the Company, to receive pro rata, all assets remaining available for distribution to shareholders. The Common Stock has no preemptive or other subscription rights, and there are no conversion rights or redemption provisions. Dividends may be paid on shares of Common Stock in the discretion of the Board of Directors from funds legally available therefor. All outstanding shares of Common Stock are validly issued, fully paid (in cash or services), and nonassessable.

     The Board of Directors believes that an increase in authorized shares of Common Stock from 18,000,000 to 40,000,000 and an increase in the authorized shares of Preferred Stock from 2,000,000 to 10,000,000 is required for the foregoing purposes, and the Board will offer the following resolution at the Annual Meeting:

    RESOLVED, that Article 2 A of the Articles of Incorporation of the Company be amended to increase the number of authorized capital stock of the Company to 50,000,000 shares; 40,000,000 shares, no par value, of Common Stock and 10,000,000 shares of Preferred Stock, and that the Chief Executive Officer, President and Secretary of the Company, or other officer designated by the Chief Executive Officer, and each of them be, and hereby are empowered to take any and all action necessary to effectuate the foregoing.

     The affirmative vote of at least a majority of the shares of Common Stock represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 3.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                PROPOSAL NO. 4:

               APPROVAL OF THE 1999 STOCK OPTION, DEFERRED STOCK
                           AND RESTRICTED STOCK PLAN

     In May 1999, the Board of Directors adopted the 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the "1999 Stock Plan"), subject to shareholder approval at this Annual Meeting. A copy of the Stock Option Plan is attached as Exhibit "B" to this proxy statement.

     In January 1997, the Company's shareholders voted to freeze the Company's 1995 Plans and adopt the 1996 Stock Awards Plan (the "1996 Employee Plan") and the 1996 Directors' Stock Option Plan (the "1996 Directors Plan")(collectively, the "1996 Plans"). Under the 1996 Plans, the aggregate number of shares of Common Stock that may be granted is 180,000. All shares under the 1996 Plans are presently subject to option awards. If the 1999 Stock Plan is approved by the Company's shareholders, all outstanding awards under the 1996 Plans will be converted into equivalent awards under the 1999 Stock Plan. Such awards will continue to have the same terms, conditions and exercise prices as they had under the 1996 Plans.

     A description of the 1999 Stock Plan follows; this description is qualified by its entirety by the terms of the 1999 Stock Plan set forth in Exhibit "B" to this proxy statement.

     The 1999 Stock Plan increases the aggregate number of shares available for the grant of options to an amount equal to 20% of then current outstanding shares of Common Stock of the Company, such figure to be adjusted as and when the Company increases its outstanding shares of Common Stock. The initial number of shares shall be approximately 700,000. The 1999 Stock Plan provides for the grant of qualified incentive stock options ("ISOs") that meet the requirements of Section 422 of the Code, stock options not so qualified ("NQSOs"), deferred stock and restricted stock awards ("Grants"). The 1999 Stock Plan is administered by a committee of directors appointed by the Board of Directors (the "Committee"). ISOs may be granted to the officers and key employees of the Company or any of its subsidiaries. The exercise price for any ISO granted under the 1999 Stock Plan may not be less than 100% (or 110% in the case of ISOs granted to an employee who is deemed to own in excess of 10.0% of the outstanding Common Stock) of the fair market value of the shares of Common Stock at the time the option is granted. The exercise price for any NQSO granted under the 1999 Stock Plan may not be less than 85.0% of the fair market value of the shares of Common Stock at the time the option is granted. The purpose of the 1999 Stock Plan is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to those whose job performance affects the Company.

     The 1999 Stock Plan authorizes the grant of options to purchase, and Grants of, an aggregate amount equal to 20% of then current outstanding shares of Common Stock of the Company, such figure to be adjusted as and when the Company increases its outstanding shares of Common Stock. The initial number of shares shall be approximately 700,000. The number of shares reserved for issuance under the 1999 Stock Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. If an option granted under the 1999 Stock Plan expires or terminates, or a Grant is forfeited, the shares subject to any unexercised portion of such option or Grant will again become available for the issuance of further options or Grants under the 1999 Stock Plan.

     Under the 1999 Stock Plan, the Company may make loans available to stock option holders, subject to the Committee's approval, in connection with the exercise of stock options granted under the 1999 Stock Plan. If shares of Common Stock are pledged as collateral for such indebtedness, such shares may be returned to the Company in satisfaction of such indebtedness. If so returned, such shares shall again be available for issuance in connection with future stock options and Grants under the 1999 Stock Plan.

     Unless previously terminated by the Board of Directors, no options or
Grants may be granted under the 1999 Stock Plan after May   , 2009.

     Options granted under the 1999 Stock Plan will become exercisable according to the terms of the grant made by the Committee. Grants will be subject to the terms and restrictions of the award made by the Committee. The Committee has discretionary authority to select participants from among eligible persons and to determine at the time an option or Grant is granted and in the case of options, whether it is intended to be an ISO or a NQSO, and when and in what increments shares covered by the option may be purchased. Under current law, ISOs may not be granted to any individual who is not also an officer or employee of the Company or any subsidiary.

     The exercise price of any option granted under the 1999 Stock Plan is payable in full (i) in cash, (ii) by surrender of shares of the Company's Common Stock already owned by the option holder having a market value equal to the aggregate exercise price of all shares to be purchased including, in the case of the exercise of NQSOs, restricted stock subject to a Grant under the 1999 Stock Plan, (iii) by cancellation of indebtedness owed by the Company to the optionholder, (iv) by a full recourse promissory note executed by the optionholder or (v) by any combination of the foregoing. The terms of any promissory note may be changed from time to time by the Board of Directors to comply with applicable Internal Revenue Service or Securities and Exchange Commission regulations or other relevant pronouncements.

     The Board of Directors may from time to time revise or amend the 1999 Stock Plan and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding option or Grant without such participant's consent or may, without shareholder approval, increase the number of shares subject to the 1999 Stock Plan or decrease the exercise price of a stock option to less than 100% of fair market value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Grants under the 1999 Stock Plan, materially increase the benefits accruing to participants under the 1999 Stock Plan or extend the maximum option term under the 1999 Stock Plan.

     Approval of the 1999 Stock Plan will require the affirmative vote of at least two-thirds of the shares of Common Stock entitled to vote and represented at this Annual Meeting in person or by proxy, provided a quorum is present.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                  PROPOSAL 5:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Stonefield Josephson, Inc., as our independent auditors for the fiscal year ending December 31, 1999. Stonefield Josephson, Inc., our auditors for the fiscal year ended December 31, 1998, performed audit services for fiscal year 1998 which included the examination of our consolidated financial statements and services relating to filings with the Commission. All professional services rendered by Stonefield Josephson, Inc., during fiscal year 1998 were furnished at customary rates and terms.

     Representatives of Stonefield Josephson, Inc., will be invited to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     A majority vote of the shares entitled to vote represented at the Annual Meeting is necessary for approval.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 5 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             ADDITIONAL INFORMATION

ANNUAL REPORT AND INFORMATION INCORPORATED BY REFERENCE

     The Company's Annual Report for the fiscal year ended December 31, 1998 accompanies this proxy statement. The Annual Report includes consolidated financial statements of the Company and its subsidiaries and the report thereon of Stonefield Josephson, Inc., independent auditors.

     UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING, ADDRESSED TO TEAM COMMUNICATIONS GROUP, INC., ATTENTION: INVESTOR RELATIONS, 12300 WILSHIRE BLVD., SUITE 400, LOS ANGELES, CALIFORNIA 90025, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

     Item 303 of Regulation S-B, Management's Discussion and Analysis of Financial Conditions and Results of Operation is incorporated by reference to
Item 6 of the Annual Report.

SHAREHOLDERS' PROPOSALS

     Shareholders interested in presenting a proposal for consideration at the Company's annual meeting of shareholders in 2000 may do so by following the procedures prescribed in Rule 14a-8 under the Securities and Exchange Act and the Company's by-laws. The be eligible for inclusion, shareholder proposals must be received by the Company's Secretary no later than January 28, 2000.

PROXY SOLICITATION COST

     The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegraph, by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

VOTING PROXIES

     Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the nominees for director and FOR Proposals No. 2 - 5.

OTHER MATTERS

     The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                          By Order of the Board of Directors,

                                          Drew S. Levin
                                          Chairman of the Board of
                                          Directors and Chief Executive Officer
Los Angeles, California
May   , 1999

                                   EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                        TEAM COMMUNICATIONS GROUP, INC.

     The undersigned, Drew S. Levin, the Chairman of the Board and Chief Executive Officer, and Timothy Hill, the Secretary, of Team Communications Group, Inc., a corporation duly organized and existing under the laws of the State of California (the "Company"), do hereby certify:

          1. That they are the Chairman of the Board and Chief Executive Officer and Secretary, respectively, of the Company.

          2. Article II A of the Company's Amended and Restated Articles of Incorporation is hereby amended to read in its entirety as follows:

          "A. Capital Stock.

             This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is 50,000,000 of which 40,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock. All shares of Common and Preferred Stock shall have no par value.

          3. The foregoing amendment of the Company's Amended and Restated Articles of Incorporation has been duly approved by the board of directors of the Company.

          4. The foregoing amendment of the Company's Amended and Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. There are no outstanding shares of Preferred Stock. The total number of outstanding shares of Common Stock of the corporation is 3,127,161. The
     number of shares voting in favor of the amendment was [          ] shares,
     which amount equals or exceeds the vote required. The percentage vote required was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our knowledge.

                                          --------------------------------------
                                          Drew S. Levin,
                                          Chairman of the Board
                                          and Chief Executive Officer

                                          --------------------------------------
                                          Timothy Hill,
                                          Secretary

Dated: As of June 11, 1999

                                   EXHIBIT B

                        TEAM COMMUNICATIONS GROUP, INC.
                              AMENDED AND RESTATED
                       1999 STOCK OPTION, DEFERRED STOCK
                                      AND
                             RESTRICTED STOCK PLAN

SECTION 1. General Purpose of Plan; Definitions

     (a) This plan is intended to implement and govern the 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") of Team Communications Group, Inc., a California corporation (the "Company"). The Plan was adopted by
the Board of Directors as of May   , 1999 subject to the approval of the
Company's shareholders. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in shareholder value, and will therefore, inure to the benefit of all shareholders of the Company.

     (b) For purposes of the Plan, the following terms shall be defined as set forth below:

          (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

          (2) "Award" means any award of Deferred Stock, Restricted Stock, or Stock Option.

          (3) "Board" means the Board of Directors of the Company.

          (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (5) "Committee" means the Compensation Committee of the Board, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (6) "Company" means Team Communications Group, Inc., a corporation organized under the laws of the State of California (or any successor corporation).

          (7) "Covered Security" means any security listed under Subsection (b) of Section 18 of the Securities Act of 1933, as amended, or defined as such pursuant to the Rules and Regulations of the SEC.

          (8) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

          (9) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

          (10) "Effective Date" shall mean the date provided pursuant to Section 18.

          (11) "Eligible Employee" means an employee, officer, director, consultant or advisor of the Company, any Subsidiary or Parent Corporation eligible to participate in the Plan pursuant to Section 4.

          (12) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (13) "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

          (14) "Incentive Stock Option" means any Stock Option intended to be designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (15) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (16) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (17) "Participant" means any Eligible Employee selected by the Administrator pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options or Awards or any combination of the foregoing.

          (18) "Restricted Period" means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock Awards pursuant to
     Section 7.

          (19) "Restricted Stock" means an award of shares of Stock granted pursuant to Section 7 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

          (20) "Stock" means the Common Stock, no par value per share, of the Company.

          (21) "SEC" means the Securities and Exchange Commission.

          (22) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5.

          (23) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration

     (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Committee does not consist solely of "Non-Employee Directors," as defined in Rule 16b-3 as promulgated by the SEC under the Exchange Act, as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

     (b) The Administrator shall have the power and authority to grant to Eligible Employees, pursuant to the terms of the Plan: (A) Stock Options, (B) Deferred Stock, (C) Restricted Stock, or (D) any combination of the foregoing.

     In particular, the Administrator shall have the authority:

          (1) to select those employees of the Company or any Subsidiary or Parent Corporation who are Eligible Employees;

          (2) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Employees of the Company or any Subsidiary hereunder;

          (3) to determine the number of shares of Stock to be covered by each such Award;

          (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (x) the restricted period applicable to Deferred Stock or Restricted Stock Awards,
     (y) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (z) when and in what increments shares covered by Stock Options may be purchased; and

          (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

     (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries, Parent Corporation and the Participants.

SECTION 3. Stock Subject to Plan

     (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be an amount equal to 20% of the current outstanding shares of Common Stock of the Company on the date hereof, such figure to be adjusted as and when the Company increases its outstanding shares of Common Stock. The initial number of shares shall be approximately Seven Hundred Thousand (700,000) shares. Such shares shall consist of authorized but unissued shares. Except in the event that the Stock is a Covered Security, at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus plan of the issuer exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Corporate Securities Rules, or any successor thereto, based on the shares of the issuer which are outstanding at the time the calculation is made.

     (b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock Award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

SECTION 4. Eligibility

     Officers and other key employees, directors and consultants and advisors of the Company, any Subsidiary or Parent Corporation who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, shall be eligible to be granted Non-Qualified Stock Options and Deferred Stock or Restricted Stock Awards hereunder. Officers and other key employees of the Company, any Subsidiary or Parent Corporation shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

SECTION 5. Stock Options for Eligible Employees

     (a) Stock Options may be granted to Eligible Employees alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price, the term, and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan to Eligible Employees may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

     (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company, its Subsidiaries or Parent Corporation. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     (c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (i) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may not be less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option, but in no case, less than six (6) months following the date of the grant of the option. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

          (iv) Method of Exercise. Subject to Section 5(c) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (A) in the form of unrestricted Stock (if held for at least six [6] months) already owned by the optionee, or (B) by cancellation of any indebtedness owed by the Company to the optionee, (C) by a full recourse promissory note executed by the optionee, (D) in the event that a registration statement on Form S-8 has been filed with the SEC registering the Stock underlying the options, by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (E) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of Stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

     (d) The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other Awards hereunder.

     (e) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by full recourse promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction, and provided further that in the case of a loan to an Eligible Employee who is not an officer, director or employee of the Company, the loan shall be secured by adequate collateral other than the shares of Stock acquired.

     (f) Limits on Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (g) Termination by Death. If an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall deter mine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant, but in no event less than six months) from the date of such death.

     (h) Termination by Reason of Disability. If an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant, but in no event less than six months) from the date of such termination of employment. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, any accrued Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination or (ii) the expiration of the stated term of such Stock Option; provided, however, that if the expiration of the stated term of such Stock Option is less than 30 days from the date of termination, then such Stock Option shall expire 30 days from the date of termination.

     (j) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6. Intentionally Omitted

SECTION 7. Deferred Stock and Restricted Stock

     (a) General. Deferred Stock and Restricted Stock awards may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Employees, and the time or times at which, grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 7(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Deferred Stock Award Agreement" or Restricted Stock Award Agreement" as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

     Except as provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Team Communications Group, Inc., 1999 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and Team Communications Group, Inc. Copies of such Plan and Agreement are on file in the offices of Team Communications Group, Inc."

     The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     (c) Restriction and Conditions. The Deferred Stock or Restricted Stock awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10 below.

          (ii) Except as provided in paragraph (c)(i) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

          (iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. Amendment and Termination

     (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the shareholders (as described below) would:

          (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

          (ii) change the employees or class of employees eligible to participate in the Plan;

          (iii) extend the maximum option period under Section 5 of the Plan.

     (b) Notwithstanding the foregoing, shareholder approval under this Section 8 shall only be required at such time and under such circumstances as shareholder approval would be required under applicable laws, regulations and exchange requirements.

     (c) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. Unfunded Status of Plan

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. Change of Control

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph (b) of this Section 10:

          (a) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control;

             (i) any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

             (ii) the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse, and such shares and Awards shall be deemed fully vested; and

             (iii) the value of all outstanding Stock Options, Restricted Stock and Deferred Stock awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section
        10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

          (b) For purposes of paragraph (a) of this Section 10, a "Change of Control" shall be deemed to have occurred if:

             (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

             (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or
        (iv)of this Section 10(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

             (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the

        Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

             (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11. General Provisions

     (a) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (e) This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, its Subsidiaries, or its Parent Corporation to interfere with the right of the Company, or its Subsidiaries to discharge or retire any employee thereof at any time. No employee shall have any right to, or interest in, Stock Options, Restricted Stock, or Deferred Stock, authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

SECTION 12. Specific Performance

     The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

SECTION 13. Invalid Provision

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 14. Applicable Law

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

SECTION 15. Successors and Assigns

     This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 16. Authorization to Issue Options and Shareholder Approval

     Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Stock Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Stock Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Stock Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Stock Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved within 12 months of the adoption of the Plan.

SECTION 17. Annual Report

     Except at such time as the Stock becomes a Covered Security, if any consultants or directors are issued Stock Options under this Plan, the Company shall furnish such consultants or directors with financial statements at least annually.

SECTION 18. Effective Date of Plan

     The Plan became effective (the "Effective Date") on             , 1999.

SECTION 19. Term of Plan

     No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.

                                          TEAM COMMUNICATIONS GROUP, INC.

                                          By

                                            ------------------------------------
                                            Name: Drew S. Levin
                                            Title:   Chief Executive Officer

                        TEAM COMMUNICATIONS GROUP, INC.
                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 11, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Timothy A. Hill and Jonathan D. Shapiro and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the Sheraton Miramar, 101 Wilshire Blvd., Santa Monica, CA 90401, on June 11, 1999, at 10:00 a.m. local time and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicted below.

   The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the nominees FOR [ ] AGAINST
[ ] ABSTAIN [ ] for director in Proposal No. 1, and FOR Proposals 2-5.

Please mark boxes in blue or black ink.

   1. Election of Directors. Drew S. Levin, Jonathan D. Shapiro, Michael Jay Solomon and E. Russell Barry to serve on the Board of Directors of the Company until the next annual meeting following their election and until their successors are elected and have qualified.

                  AUTHORITY GIVEN [ ]   AUTHORITY WITHHELD [ ]

   (INSTRUCTION: TO GRANT AUTHORITY TO VOTE FOR ALL OF THE NOMINEES NAMED ABOVE CHECK THE "AUTHORITY GIVEN" BOX; TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE CHECK THE "AUTHORITY GIVEN" BOX AND CROSS OUT THE NAME OF THE INDIVIDUAL ABOVE; TO WITHHOLD AUTHORITY FOR ALL NOMINEES CHECK THE "AUTHORITY WITHHELD" BOX.)

   2. Approval of Share Issuance.
      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

   3. To authorize an amendment to the Company's Articles of Incorporation to increase the authorized capital stock from 20,000,000 to 50,000,000.
      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

   4. Approval of the Company's 1999 Stock Option, Deferred Stock and Restricted Stock Plan.
      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

   5. Ratification of Selection of Independent Auditors.
      FOR [ ]   AGAINST [ ]     ABSTAIN [ ]

   6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   Please date, sign as name appears at left, and return promptly. If the shares are registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

                                                       Dated:

                                                       -------------------------
                                                       (Signature)

                                                       -------------------------
                                                       (Print Name)

     SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.